SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                                June 5, 2000
                     ----------------------------------
                     (Date of earliest event reported)


                          Sycamore Networks, Inc.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


Delaware                                333-25853               04-3410558
----------------------------      ---------------------     ------------------
(State or other Jurisdiction      (Commission File No.)     (IRS Employer
of Incorporation)                                           Identification No.)


            10 Elizabeth Drive, Chelmsford, Massachusetts 01824
         ----------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (978) 250-2900
            ---------------------------------------------------
            (Registrant's telephone number, including area code)

                                    N/A
       --------------------------------------------------------------
       (Former Name or Former Address, If Changed Since Last Report)



Item 5.  OTHER EVENTS.
---------------------

      Sycamore Networks, Inc. ("Sycamore"), a Delaware corporation, Tropical Acquisition Corporation ("Sub"), a Delaware corporation and a wholly owned subsidiary of Sycamore, and Sirocco Systems, Inc. ("Sirocco"), a Delaware corporation, have entered into an Agreement and Plan of Merger dated as of June 5, 2000 (the "Merger Agreement") pursuant to which, among other things, Sub would merge with and into Sirocco with Sirocco as the surviving corporation (the "Merger"). Under the terms of the Merger Agreement, common stock of Sycamore will be exchanged for all outstanding shares of Sirocco, and Sycamore will assume all outstanding options of Sirocco.

      Completion of the transactions contemplated by the Merger Agreement is expected to occur in the first quarter of Sycamore's fiscal year 2001.

      The merger is intended to qualify as a reorganization under Section 368(a) of the Internal Revenue Code and as a "pooling of interests" in accordance with generally accepted accounting principles for financial accounting purposes.

      In connection with the execution of the Merger Agreement, certain stockholders of Sirocco have entered into a Voting Agreement dated as of June 5, 2000 (the "Voting Agreement").

      Copies of the Merger Agreement and the Voting Agreement are attached hereto as Exhibits 2.1 and 2.2 and are incorporated herein by reference. A copy of a press release issued by Sycamore announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and is also incorporated herein by reference.

Item 7.    EXHIBITS.
-------------------


EXHIBIT
NUMBER     DESCRIPTION

2.1 Agreement and Plan of Merger dated as of June 5, 2000 by and among Sycamore Corporation, Tropical Acquisition Corporation and Sirocco Systems, Inc.

2.2 Voting Agreement dated as of June 5, 2000 by and among Sycamore Networks, Inc., Sirocco Systems, Inc. and Certain Stockholders

99.1        Press Release dated June 6, 2000

      Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and other attachments to the Agreement and Plan of Merger have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SYCAMORE NETWORKS, INC.


                              By:/s/ Frances M. Jewels
                                 ----------------------------------------
                              Frances M. Jewels
                              Chief Financial Officer and Vice President



Date:  June 12, 2000



                               EXHIBIT INDEX



Item 7.    EXHIBITS.
-------------------


EXHIBIT
NUMBER      DESCRIPTION

2.1 Agreement and Plan of Merger dated as of June 5, 2000 by and among Sycamore Networks, Inc., Tropical Acquisition Corporation and Sirocco Systems, Inc.

2.2 Voting Agreement dated as of June 5, 2000 by and among Sycamore Networks, Inc., Sirocco Systems, Inc. and Certain Stockholders

99.1        Press Release dated June 6, 2000


      Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and other attachments to the Agreement and Plan of Merger have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.